Exhibit 10.1
SECOND AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE
PURCHASE AGREEMENT
     This SECOND AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT, dated as of August 13, 2007 is made between the purchaser listed on the signature pages hereto (the “Purchaser”), the Amended Note Purchasers (as defined below), and ALSERES PHARMACEUTICALS, INC., a Delaware corporation (the “Company”).
RECITALS
     WHEREAS, the Company entered into that certain Convertible Promissory Note Purchase Agreement, dated as of March 22, 2007 (the “Original Agreement”) by and among the Company and the purchasers listed therein (the “Original Convertible Note Purchasers”) pursuant to which the Company issued to each of the Original Convertible Note Purchasers a convertible promissory note (collectively, the “Original Notes”), and the Company obtained the right to borrow up to $15,000,000 (the “Original Advance Amount”) from the Original Convertible Note Purchasers;
     WHEREAS, the Company entered into that certain Amended and Restated Convertible Promissory Note Purchase Agreement, dated as of May 1, 2007 by and among the Company and the purchasers listed therein (the “Amended Note Purchasers”), pursuant to which the Original Convertible Note Purchasers agreed not to request any additional Advances (as defined in the Original Agreement) under the Original Agreement, and Highbridge International LLC (“Highbridge”) was added as a Purchaser (as defined in the Original Agreement) and was issued a convertible promissory note (the “Highbridge Note”);
     WHEREAS, as of the date hereof, the Company has borrowed $15,000,000 of the Original Advance Amount;
     WHEREAS, the Company requires certain funds for the operation of its business; and
     WHEREAS, the Purchaser is willing to provide the Company with such funds through the increase of the Original Advance Amount and the purchase of the New Note (defined below) on the terms and conditions hereafter provided, including certain registration rights relating to the Common Stock issued and issuable upon the conversion of the Convertible Notes (defined below);
     NOW, THEREFORE, in order to induce the Purchaser to purchase the New Note and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Purchaser, the Amended Note Purchasers and the Company hereby agree as follows:

     1. DEFINED TERMS. When used in this Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):
     “Affiliates” shall mean any corporation, company, partnership, joint venture and/or firm that controls, is controlled by, or is under common control with the Company. For purposes of this definition, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.
     “Agreement” means this Second Amended and Restated Convertible Promissory Note Purchase Agreement, as it may be amended or modified and in effect from time to time.
     “Amended Note Purchasers” shall have the meaning set forth in the preamble.
     “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required to close.
     “Commitment Percentage” shall have the meaning set forth in Section 2.1 hereof.
     “Common Stock” means the common stock, $0.01 par value per share, of the Company.
     “Convertible Notes” shall mean, collectively, the Original Notes, the Highbridge Note and the New Note.
     “Cut Back Shares” has the meaning set forth in Section 9.1(d).
     “Effective Date” means the date that the Registration Statement is first declared effective by the SEC.
     “Effectiveness Period” has the meaning set forth in Section 9.1(b).
     “Electing Purchaser” shall have the meaning set forth in Section 4.2
     “Event of Default” shall have the meaning assigned to such term in Section 11 hereof.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “First Commercial Sale” shall mean, with respect to each Molecular Imaging Product, the first commercial sale in a country as part of a nationwide introduction by the Company, its Affiliates or its or its Affiliates’ licensees or sublicensees.
     “Highbridge Note” shall have the meaning set forth in the preamble.
     “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to the Amended Note Purchasers or the Purchaser which are presently in effect or, to the extent allowed by law, under such applicable laws which allow a higher maximum nonusurious interest rate than applicable laws now allow.
     “Indemnified Party” has the meaning set forth in Section 9.4(c).
     “Indemnifying Party” has the meaning set forth in Section 9.4(c).
     “Loan Documents” means collectively, this Agreement and the Convertible Notes.
     “Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.
     “Maturity Date” means the earliest to occur of (a) December 31, 2010 and (b) the date on which an Amended Note Purchaser or the Purchaser declares a Default (as defined in Section 11 below) to have occurred.
     “Molecular Imaging Products” shall mean products approved for sale by the appropriate U.S. and/or foreign regulatory body containing as the active ingredient the Company’s radio-labeled molecular imaging agents, currently in development or developed by the Company in the future, including, without limitation, the ALTROPANE® and FLUORATEC molecular imaging agents, for the diagnosis and monitoring of Parkinson’s Disease and Attention Deficit Hyperactivity Disorder using SPECT or PET camera imaging techniques.
     “Net Sales” shall mean the gross amount received by the Company, its Affiliates and/or its or its Affiliates’ licensees or sublicensees on sales or other dispositions of Molecular Imaging Products to Third Parties (other than licensees or sublicensees) in bona fide, arm’s-length transactions, less the following deductions:
     (a) Trade, cash and/or quantity discounts actually allowed and taken directly with respect to such sales, as reflected in the amount invoiced;
     (b) Tariffs, duties, excises, sales taxes or other taxes imposed upon and paid directly by the Company with respect to the production, sale, delivery or use of the Molecular Imaging Product (excluding national, state or local taxes based on income), as reflected in the amount invoiced;
     (c) Amounts repaid or credited by reason of rejections, defects, recalls or returns, or because of chargebacks, refunds, rebates, retroactive price reductions or delayed ship orders;
     (d) Amounts credited for uncollectible amounts on previously sold products;
     (e) Freight, insurance and other transportation charges incurred in shipping a Molecular Imaging Product to Third Parties, as reflected in the amount invoiced;
     (f) Deduction of one percent (1%) for distribution and warehousing expenses; and

     (g) Any other reduction or specifically identifiable amounts included in the gross invoice that are creditable for reasons substantially equivalent to those listed above.
     Notwithstanding anything in this Agreement to the contrary, “Net Sales” shall exclude any sales or other disposition of Molecular Imaging Products for test marketing, clinical trial purposes or compassionate or similar use.
     Net Sales amounts shall be determined from the books and records of the Company, its Affiliates and/or its or its Affiliates’ licensees or sublicensees, maintained in accordance with generally accepted accounting principles, consistently applied.
     Sales between or among the Company, its Affiliates or their respective licensees and sublicensees shall be disregarded for purposes of calculating Net Sales. In the case of any sale or other disposal of a Molecular Imaging Product between or among the Company and its Affiliates, licensees and sublicensees, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a Third Party.
     In the case of any sale or other disposal for value, such as barter or counter-trade, of any Molecular Imaging Product, or part thereof, other than in an arm’s-length transaction exclusively for money, Net Sales shall be calculated as above on the value of the non-cash consideration received or the fair market price (if higher) of the Molecular Imaging Product in the country of sale or disposal.
     In the event the Molecular Imaging Product is sold in a finished dosage form in combination with one or more other active ingredients (a “Combination Product”), the Net Sales of the Molecular Imaging Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined above) of the Combination Product by the fraction, ‘A/(A+B)’ where ‘A’ is the weighted (by sales volume) average sale price in the relevant country of the Molecular Imaging Product when sold separately in finished form and ‘B’ is the weighted average sale price in that country of the other product(s) sold separately in finished form. In the event that such average sale price cannot be determined for both the Molecular Imaging Product and the other product(s) in the Combination Product, Net Sales for purposes of determining royalty payments shall be agreed by the Parties based on the relative value contributed by each component, such agreement not to be unreasonably withheld.
     “New Note” shall have the meaning set forth in Section 2.1 hereof.
     “Obligations” means all unpaid principal of and accrued and unpaid interest on the Convertible Notes, and all other obligations, interest, fees, charges and expenses of the Company to the Amended Note Purchasers and the Purchaser arising under the Loan Documents.
     “Original Advance Amount” shall have the meaning set forth in the preamble.
     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof.

     “Pre-Commercial Income” shall mean, with respect to each Molecular Imaging Product, all license fees, milestone payments and other amounts received by the Company and/or its Affiliates from Third Parties in connection with or related to the licensing or sublicensing to such Third Parties of the Company’s and/or its Affiliate’s rights under the intellectual property covering the Molecular Imaging Product. Notwithstanding anything in the foregoing to the contrary, “Pre-Commercial Income” shall exclude (a) any royalty payments or milestone payments based upon commercial sales levels, (b) amounts received for research and development activities undertaken for, or in collaboration with, such Third Parties, (c) amounts received for debt or equity securities of the Company and/or its Affiliates, provided that any amounts received in excess of the then current fair market value of such debt or equity securities shall, to the extent of such excess, be deemed to be Pre-Commercial Income, and (d) transfer pricing amounts paid in respect of Molecular Imaging Products supplied to such Third Parties.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.
     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means the shares of Common Stock issued or issuable on the conversion of any Convertible Notes pursuant to Section 9.
     “Registration Statement” means each registration statement required to be filed under Section 9, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Registration Statement Questionnaire” means a questionnaire in the form attached hereto as Exhibit B.
     “Required Effectiveness Date” means (i) if a Registration Statement does not become subject to review by the SEC, the date which is the earlier of (a) ninety (90) days after the Required Filing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that such Registration Statement will not become subject to review, or (ii) if a Registration Statement becomes subject to review by the SEC, the date which is the earlier of (a) one hundred and twenty (120) days after the Required Filing Date or (b) five (5) Trading Days after the Company receives notification from the SEC that the SEC has no further comment to such Registration Statement.

     “Required Filing Date” has the meaning set forth in Section 9.1(a).
     “Restriction Termination Date” has the meaning set forth in Section 9.1(d).
     “Rule 144 Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
     “SEC” means the United States Securities and Exchange Commission.
     “SEC Reports” means all documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof, together with any other materials filed or furnished by the Company under the Exchange Act, whether or not any such materials were required.
     “SEC Restrictions” has the meaning set forth in Section 9.1(d).
     “Securities Act” means the Securities Act of 1933, as amended.
     “Stockholder Approval” shall have the meaning set forth in Section 4.1(b).
     “Third Party” shall mean any person or entity other than the Company or any of its Affiliates.
     “Total Converted Balance” shall have the meaning set forth in Section 4.2
     “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     “Transfer Agent” means Continental Stock Transfer & Trust Company, or any successor transfer agent for the Company.
     “Valid Claim” means a claim of any issued, unexpired United States or foreign patent, which shall not be disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision.

     2. CONVERTIBLE NOTE FACILITY.
          2.1 Purchase and Sale of New Note. At each Closing (as defined below), the Purchaser agrees on the terms of and subject to the conditions specified in this Agreement, to purchase from the Company, according to the Purchaser’s pro rata share (based upon the respective “Commitment Percentage” of the Purchaser as set forth on Schedule 2.1 attached hereto), and the Company agrees to sell to the Purchaser listed on Schedule 2.1, convertible promissory notes dated as of the date of such Closing in the form attached to this Agreement as Exhibit A (the “New Note”); provided, however, that in no event shall the Purchaser be obligated hereunder to purchase, in the aggregate, more than a principal amount of $10 million in New Notes.
          2.2 Closing. The closing of the issuance and sale of the New Note issued hereunder shall be held at the offices of counsel to the Company at 5:00 p.m. on the date and place as the Company and the Purchaser mutually agree in writing (each such date, a “Closing”).
          2.3 Payment of New Note Purchase Price. At each Closing, (i) the Company shall deliver to the Purchaser a New Note at such Closing, and (ii) as payment in full for the New Note being purchased by the Purchaser at such Closing, the Purchaser shall pay its purchase amount to the Company by wire transfer of immediately available funds to an account designated by the Company.
     2.4 Interest. Interest shall accrue on each Convertible Note from the date of issuance until such Convertible Note is paid in full or otherwise converted pursuant to Section 4 hereof. The Company promises to pay interest on the outstanding principal amount of each Convertible Note (i) until the Maturity Date, or if earlier, conversion pursuant to Section 4 hereof, at a per annum interest rate equal to five percent (5%), (ii) from and after the Maturity Date, or during the continuance of an Event of Default, at a per annum rate equal to ten percent (10%) or (iii) if less than the rates applicable under both clauses (i) and (ii), the Highest Lawful Rate. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Interest shall accrue until paid in full and all unpaid interest shall be due and payable on the Maturity Date, unless otherwise converted pursuant to Section 4 hereof.
     2.5 Method of Payment. All payments of principal, interest, and fees hereunder shall be made on the date when due in immediately available funds in United States Dollars to the Amended Note Purchasers or the Purchaser at the Amended Note Purchaser’s or Purchaser’s address specified on the signature page hereof, or at such other address as shall be directed by the applicable Amended Note Purchaser or Purchaser in a writing received by the Company.
     2.6 Prepayments. The Company may not prepay any amounts under any Convertible Notes whether principal or interest.
     2.7 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount under the Convertible Notes issued hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Convertible Notes issued hereunder are repaid in full the total interest due hereunder is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Company shall pay to the Amended Note Purchasers or the Purchaser, as the case may be, an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Amended Note Purchasers, the Purchaser and the Company to conform strictly to any applicable usury laws. Accordingly, if the Amended Note Purchasers or the Purchaser contract for, charge, or receive any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall be applied to the outstanding principal amount of the Convertible Notes issued hereunder or be refunded to the Company.
     3. CONDITIONS PRECEDENT. The obligations of Purchaser to purchase the New Note shall be subject to the following conditions precedent that on the date of the Closing:
         3.1 Each of the representations and warranties of the Company contained in this Agreement and the New Note shall be true and correct in all material respects; and
         3.2 At the time of, and immediately after giving effect to, the issuance of such New Note, no Event of Default shall have occurred and be continuing.
     4. OPTIONAL CONVERSION.
         4.1 Conversion to Equity.
               (a) After December 31, 2007, at any time during which Convertible Notes remain outstanding, up to all of the outstanding principal and accrued interest under any particular Convertible Note then outstanding may be converted, at the sole option of the holder thereof and by written notice to the Company, into shares of Common Stock of the Company at a conversion price equal to $2.50 per share.
               (b) Notwithstanding anything to the contrary contained herein, each Amended Note Purchaser and the Purchaser shall be prohibited from effecting a conversion pursuant to this Section 4.1 if at the time of such conversion (i) the Common Stock issuable to an Amended Note Purchaser or the Purchaser pursuant to such conversion or as a result of such conversion, when taken together with all shares of Common Stock then held or otherwise beneficially owned by an Amended Note Purchaser or the Purchaser exceeds 19.9% of the total number of issued and outstanding shares of Common Stock of the Company immediately prior to such conversion, (ii) the Common Stock issuable to an Amended Note Purchaser or the Purchaser pursuant to such conversion or as a result of such conversion, exceeds 19.9% of the total number of issued and outstanding shares of Common Stock of the Company immediately prior to such conversion, in each case unless the stockholders of the Company have approved the conversion of all of the shares of Common Stock issuable hereunder and the transactions contemplated hereby pursuant to Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) and any other applicable rules and regulations (“Stockholder Approval”). The foregoing provision however shall not restrict the number of shares of Common Stock which the Amended Note Purchaser or the Purchaser may receive or beneficially own in order to determine the amount of securities or other consideration that an Amended Note Purchaser or the Purchaser may receive in the event of a merger, sale or other business combination involving the Company.
               (c) The Company hereby covenants and agrees that in the event an Amended Note Purchaser or the Purchaser is prohibited from effecting a conversion of Convertible Notes pursuant to this Section 4.1, then upon receipt of written notice of such event from such Amended Note Purchaser or the Purchaser, the Company shall use its best efforts to seek Stockholder Approval.
               (d) Notwithstanding anything to the contrary contained herein, the Company shall not effect any conversion of the Highbridge Note or the New Note, and neither Highbridge nor the Purchaser, nor any of their respective affiliates shall have the right to effect any conversion pursuant to this Section 4.1, to the extent that after giving effect to such conversion, Highbridge (together with its affiliates and any other person or entity acting as a group together with Highbridge) on the one hand, or the Purchaser (together with its affiliates and any other person or entity acting as a group together with the Purchaser) on the other hand, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon any such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by Highbridge or the Purchaser shall include the number of shares of Common Stock issuable upon the conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of the Highbridge Note or the New Note beneficially owned by Highbridge or the Purchaser or any of their respective affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other convertible notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Highbridge or the Purchaser or any of their respective affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4.1(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, Highbridge and the Purchaser may rely on the number of outstanding shares of Common Stock as reflected in the later dated of (x) the Company’s most recent Form 10-K (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Highbridge or the Purchaser, the Company shall within two Trading Days confirm orally and in writing to Highbridge the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Highbridge Note or the New Note, since the date as of which such number of outstanding shares of Common Stock was reported.

          4.2 Conversion to Royalty Stream.
               (a) At any time all or any of the Amended Note Purchasers or the Purchaser may elect (as such, collectively, the “Electing Purchasers”, and, individually, an “Electing Purchaser”), at their sole option and by written notice to the Company, to convert, in $1 million increments, up to the entire amount of the principal and accrued interest then outstanding on all Convertible Notes then held by such Electing Purchaser (the “Total Converted Balance”), into the right to receive from the Company the following payments related to the Company’s Molecular Imaging Products:
                         (i) For each One Million ($1,000,000) of Total Converted Balance,
                         (A) 2% of Pre-Commercial Income; plus
                         (B) a royalty at a rate of one half of one percent (0.5%) of Net Sales of Molecular Imaging Products.
                    By way of example only, if the Total Converted Balance being converted by the Electing Purchaser is $3.5 million, the Company would be required to pay 7% of Pre-Commercial Income (2% x 3.5) to such Electing Purchaser plus a royalty of 1.75% on Net Sales of Molecular Imaging Products (0.5% x 3.5).
                         (ii) The Company agrees to provide each Amended Note Purchaser and the Purchaser with at least 30 days prior written notice of the execution of a partnership agreement for the Molecular Imaging products to enable them to make an election to convert under this Section 4.2. Upon receipt of such notice, each Amended Note Purchaser and the Purchaser will have 30 days to elect such conversion. For purposes of clarity, any amounts which may be owed by the Company under Section 4.2(a)(i) above after proper notice is given and no election is made, shall be owed on a going-forward basis and shall not apply retroactively to any Pre-Commercial Income received by the Company and/or its Affiliates or Net Sales of Molecular Imaging Products prior to the date of such election to convert.
               (b) The Company shall make the payments set forth in Section 4.2(a)(i) above on a calendar quarterly basis to each Electing Purchaser.
               (c) The Company shall deliver to each Electing Purchaser within sixty (60) days after the end of each calendar quarter following such Electing Purchaser’s election to convert, reasonably detailed written accountings of Pre-Commercial Income and Net Sales of Molecular Imaging Products that are subject to payments due to such Electing Purchaser hereunder for such calendar quarter. When the Company delivers such accountings to such Electing Purchaser, the Company shall also deliver all payments due under Section 4.2(a)(i) for such calendar quarter.
               (d) On a country-by-country and Molecular Imaging Product-by-Molecular Imaging Product basis, the royalty obligation of the Company hereunder shall cease at the expiration of the last-to-expire Valid Claim covering a Molecular Imaging Product in said country or, in the case of countries where no Valid Claims covering a Molecular Imaging Product have been granted, ten (10) years after the First Commercial Sale of a Molecular Imaging Product in said country. In no event will the Company’s royalty obligation hereunder cease so long as royalties in excess of those owed hereunder are paid to the Company by its licensee of any or all of the Molecular Imaging Products.
     5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Purchaser that on the date hereof:
          5.1 The Company is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified would reasonably be expected to have a material adverse effect on the Company’s business, operations, properties, assets or condition (financial or otherwise).
          5.2 The Company has the corporate power and authority to execute and deliver this Agreement and the New Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Agreement and the New Note and to issue and sell the New Note hereunder.
          5.3 This Agreement and the New Note constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors.
          5.4 The execution, delivery and performance by the Company of this Agreement and the New Note does not (i) violate any provisions of the Company’s Certificate of Incorporation, as amended, bylaws, as amended, or any material contract, agreement, law, regulation, order, decree or writ to which the Company or any of its properties are subject or (ii) require the consent or approval of any person, entity or authority, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
     6. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents and warrants, severally and not jointly, to the Company as follows:
          6.1 Investment Intent. The Purchaser understands that the New Note has not been registered under the Securities Act or any applicable state securities law and is acquiring the New Note as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such New Note, has no present intention of distributing the New Note and has no arrangement or understanding with any other persons regarding the distribution of the New Note. The Purchaser is acquiring the New Note hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute the New Note.
          6.2 Purchaser Status. At the time the Purchaser was offered the New Note, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the

Securities Act. The Purchaser (if not already a registered broker-dealer under Section 15 of the Exchange Act) is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
          6.3 Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Note, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the New Note and, at the present time, is able to afford a complete loss of such investment.
          6.4 General Solicitation. The Purchaser is not purchasing the New Note as a result of any advertisement, article, notice or other communication regarding the New Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
          6.5 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 6.5 that may be due in connection with the transactions contemplated by this Agreement.
          6.6 Acquiring Person. The Purchaser, after giving effect to the transactions contemplated hereby, will not, either individually or with a group (as defined in Section 13(d)(3) of the Exchange Act), become the beneficial owner of 20% or more of the Company’s outstanding Common Stock. For purposes of this Section 6.6, beneficial ownership shall be determined pursuant to Rule 13d-3 under the Exchange Act.
     7. AFFIRMATIVE COVENANTS. During the term of this Agreement and while the Convertible Notes remain outstanding, unless each Amended Note Purchaser and the Purchaser consents thereto in writing:
          7.1 The Company shall maintain its corporate existence, business and assets, keep its business and assets adequately insured, maintain its chief executive office at the location listed on the signature page hereof, and comply in all material respects with all requirements of applicable law.
          7.2 The Company (a) shall provide each Amended Note Purchaser and the Purchaser at least 10 days prior written notice of the Company’s intent to change its name or its mailing address and (b) shall not change its type of organization or jurisdiction of organization.
     8. NEGATIVE COVENANTS. So long as any principal and interest remains outstanding under the Convertible Notes, the Company shall not:
          8.1 Create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease), except for obligations under this Agreement and the Convertible Notes;
          8.2 (i) Declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock of the Company, other than pursuant to repurchase obligations under existing employee stock purchase or option plans or (ii) Sell, lease, transfer or otherwise dispose of any material assets or property of the Company; or
          8.3 Dissolve or liquidate.
     9. REGISTRATION RIGHTS.
          9.1 Registration Statement.
               (a) Subject to the receipt of necessary information from the Amended Note Purchasers and the Purchaser, including the information requested in the Registration Statement Questionnaire, within 60 calendar days following the date hereof (the “Required Filing Date”), the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act).
               (b) The Company shall use reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) (the “Effectiveness Period”); provided that, upon notification by the SEC that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, if required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.
               (c) Notwithstanding anything in this Agreement to the contrary, after 60 consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this Agreement, the Company may, by written notice to the Amended Note Purchasers and the Purchaser, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Amended Note Purchasers and the Purchaser immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if (i) the Company is engaged in a merger, acquisition or sale and the Board of Directors of the Company determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a

Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time, (ii) requested by the SEC or any other federal or state governmental authority during the Effectiveness Period of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (iii) the SEC or any other federal or state governmental authority issued any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) the Company receives any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) the Company elected to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interest of the Company; or (vi) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Upon receipt of such notice, each Amended Note Purchaser and the Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Amended Note Purchaser or the Purchaser is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 9.1(c) may be exercised for a period of no more than 20 Trading Days at a time and not more than three times in any twelve-month period. Immediately after the end of any suspension period under this Section 9.1(c), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Amended Note Purchasers and the Purchaser to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
               (d) Notwithstanding the other provisions of this Agreement, if at any time the SEC takes the position that some or all of the Registrable Securities may not be included in the Registration Statement because (i) the inclusion of such Registrable Securities violates the provisions of Rule 415 as a result of the number of shares included in such Registration Statement, and/or (ii) the Registrable Securities cannot be sold as an “at the market offering,” the Company shall (A) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Any cut-back imposed pursuant to this Section 9.1(d) shall be allocated among the Amended Note Purchasers and the Purchaser on a pro rata basis. From and after such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date”), all of the provisions of this

Section 9.1 shall again be applicable to the Cut Back Shares; provided, however, that for such purposes the Required Filing Date shall be deemed to be the Restriction Termination Date.
          9.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
               (a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to those Amended Note Purchasers and the Purchaser who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review (but not approval) of such Amended Note Purchasers and the Purchaser; provided that, the failure of any Amended Note Purchaser or Purchaser or his, her or its counsel to respond to such proposed documents within two Trading Days after the Amended Note Purchasers and the Purchaser have been so furnished with copies of such documents shall be deemed approval of same; and provided, further, that no such review and comment shall inhibit the Company from filing the Registration Statement, any Prospectus or any such amendment or supplement within five Business Days after such notice has been provided or otherwise from complying with its obligations hereunder.
               (b) (i) Subject to Section 9.1(c), prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Amended Note Purchasers and the Purchaser thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
               (c) During the Effectiveness Period, notify the Amended Note Purchasers and the Purchaser as promptly as reasonably possible, and if requested by the Amended Note Purchasers or the Purchaser confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any

Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
               (d) Use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.
               (e) Prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the selling Amended Note Purchasers or the selling Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Amended Note Purchaser or the Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject or provide any undertaking that causes the Company undue expense or burden.
               (f) Upon any sale of Registrable Securities pursuant to the Registration Statement for the account of an Amended Note Purchaser or the Purchaser, cooperate with the Amended Note Purchasers or the Purchaser to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Amended Note Purchasers or the Purchaser may reasonably request; provided, that, the delivery of such certificates shall be subject to the payment by the Amended Note Purchaser or the Purchaser of any transfer taxes, if applicable.
               (g) The Company, as promptly as reasonably possible, shall prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (h) Comply in all material respects with all rules and regulations of the SEC with respect to the Registration Statement and the disposition of all Registrable Securities covered by the Registration Statement.
               (i) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Amended Note Purchaser or the Purchaser that such Amended Note Purchaser or the Purchaser furnish to the Company a completed Registration Statement Questionnaire and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request. Upon the Company’s reasonable written request, an Amended Note Purchaser or the Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement or the Registration Statement Questionnaire regarding such Amended Note Purchaser or the Purchaser or its plan of distribution or other information as the Company may reasonably request in connection with any registration referred to in Section 9. The Company shall not be required to include any Registrable Securities held by an Amended Note Purchaser or the Purchaser in the Registration Statement if such Amended Note Purchaser or the Purchaser fails to complete or update the Registration Statement Questionnaire or provide the information requested in the Registration Statement Questionnaire in accordance with this Section 9.2(i).
               (j) The Company shall use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Amended Note Purchasers and the Purchaser in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172(c) and, as a result thereof, the Amended Note Purchasers or the Purchaser are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
          9.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Section 9 by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.
          9.4 Indemnification.

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Amended Note Purchaser and the Purchaser, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Amended Note Purchaser and the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Loan Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Loan Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading; provided however that the Company will not be liable in any such case to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Amended Note Purchaser or the Purchaser furnished in writing to the Company by such Amended Note Purchaser or the Purchaser for use therein, or to the extent that such information relates to such Amended Note Purchaser or the Purchaser or such Amended Note Purchaser’s or the Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Amended Note Purchaser or the Purchaser in writing expressly for use in the Registration Statement (including without limitation the information set forth in the Registration Statement Questionnaire), (B) the failure of the Amended Note Purchaser or the Purchaser to comply with the covenants and agreements contained in Section 10.3 or 9.2(j) with respect to resale of Registrable Securities, or (C) with respect to any prospectus used by an Amended Note Purchaser or the Purchaser, an untrue statement or omission of material fact contained in such prospectus that was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Amended Note Purchaser or the Purchaser, and the Amended Note Purchaser or the Purchaser seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.
          (b) Indemnification by the Amended Note Purchasers and the Purchaser. Each of the Amended Note Purchasers and the Purchaser shall, severally and not jointly, indemnify and hold harmless the Company and its directors and officers, and each Person, if any, that controlled the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or relating to any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Amended Note Purchaser or the Purchaser furnished in writing to the Company by such Amended Note Purchaser or the Purchaser for use therein. In no event shall the liability of any selling Amended Note Purchaser or the selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Amended Note Purchaser or the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.
               (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
               (d) Contribution. If a claim for indemnification under Section 9.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9.4(d), neither an Amended Note Purchaser nor the Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by an Amended Note Purchaser or the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that an Amended Note Purchaser or the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
               The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
          9.5 Dispositions. Each of the Amended Note Purchasers and the Purchaser agree that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration

Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each of the Amended Note Purchasers and the Purchaser further agree that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 9.2(c)(v), (vi) or (vii), such Amended Note Purchaser and Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Amended Note Purchaser and such Purchaser are advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each of the Amended Note Purchasers and the Purchaser, severally and not jointly with the other Amended Note Purchasers, agree that the removal of the restrictive legend from certificates representing Registrable Securities as set forth in Section 10.1 is predicated upon the Company’s reliance that each Amended Note Purchaser and the Purchaser will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section.
          9.6 Registration of Other Securities. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted registration rights to other security holders, and (b) any Registration Statement prepared, filed and made effective under this Section 9 may also cover the resale of securities held by such security holders to the extent that the Company has an obligation to register such securities under any of the agreements listed in the SEC Reports.
          9.7 Withdrawal of Registration Statement. After the termination of the Effectiveness Period, the Company shall be entitled to withdraw the Registration Statement, and the Amended Note Purchasers and the Purchaser shall have no further right to offer or sell any of the Registrable Securities pursuant to the Registration Statement.
     10. OTHER AGREEMENTS OF THE PARTIES
          10.1 Transfer Restrictions.
               (a) Each of the Amended Note Purchasers and the Purchaser, severally but not jointly, covenant to the Company that the Registrable Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Registrable Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144(k), the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Registrable Securities by an Amended Note Purchaser or the Purchaser to a Rule 144 Affiliate of such Amended Note Purchaser or such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Rule 144 Affiliate does not request any removal of any existing legends on any certificate evidencing the Registrable Securities.
               (b) Each of the Amended Note Purchasers and the Purchaser, severally but not jointly, agree to the imprinting, until no longer required by this Section 10.1(b), of the following legend on any certificate evidencing any of the Registrable Securities:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
               Certificates evidencing the Registrable Securities shall not be required to contain such legend or any other legend (i) while a registration statement (including the Registration Statement) covering the Registrable Securities is effective under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available with respect to such Registrable Securities, (ii) following any sale of such Registrable Securities pursuant to Rule 144 if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Registrable Securities can be sold under Rule 144, (iii) if the Registrable Securities are eligible for sale under Rule 144(k), or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC). Following the Effective Date and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Registrable Securities, the Company will no later than three Trading Days following the delivery by an Amended Note Purchaser or the Purchaser to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Registrable Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 10.1(a), deliver or cause to be delivered to such Amended Note Purchaser or the Purchaser a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 10.1(b).
               (c) The Company will not object to and shall permit (except as prohibited by law) an Amended Note Purchaser or the Purchaser to pledge or grant a security interest in some or all of the Registrable Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Registrable Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Amended Note Purchaser or the Purchaser to transfer pledged or secured Registrable Securities to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Amended Note Purchaser or the Purchaser transferee of the pledge), and no notice shall be required of such pledge. Each of the Amended Note Purchasers and the Purchaser acknowledge that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Registrable Securities or for any agreement, understanding or arrangement between any Amended Note Purchaser and the Purchaser and its pledgee or secured party. At the appropriate Amended Note Purchaser’s or Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Registrable Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 10.1(c), the Company’s indemnification obligations pursuant to Section 9.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 10.1(c).
          10.2 Registration Questionnaire. Each of the Amended Note Purchasers and the Purchaser will complete or cause to be completed the Registration Statement Questionnaire attached hereto as Exhibit B (or has otherwise provided in a written form the information requested in such Registration Statement Questionnaire) for use in preparation of the Registration Statement, and the information contained in such completed Registration Statement Questionnaire (or such other form provided by the Amended Note Purchaser or the Purchaser) will be true and correct on the effective date of the Registration Statement. Each of Amended Note Purchasers and the Purchaser covenant that, upon the Company’s reasonable written request, it will promptly notify the Company of any changes in such information or other information as the Company may reasonably request in connection with any registration referred to in Section 9.
          10.3 No Sale of Registrable Securities. Each of the Amended Note Purchasers and the Purchaser hereby, severally but not jointly, covenant with the Company not to make any sale of the Registrable Securities without (i) complying with the provisions of this Agreement and (ii) satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied if the Amended Note Purchaser or the Purchaser is notified by the Company pursuant to Section 9.2(j) hereof that the conditions specified in Rule 172(c) of the Securities Act were not satisfied and, as a result thereof, the Amended Note Purchasers or Purchaser are required to deliver a Prospectus in connection with any disposition of Registrable Securities. Each of the Amended Note Purchasers and the Purchaser acknowledge that there may occasionally be times when the Company determines that, subject to the limitations of Section 9.1, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, an appropriate report has been filed by the Company with the SEC pursuant to the Exchange Act or until the Company has amended or supplemented such prospectus. Each of the Amended Note Purchasers and the Purchaser hereby, severally but not jointly, covenant that it will not sell any Registrable Securities pursuant to the Registration Statement during the period commencing at the time at which the Company gives each Amended Note Purchaser and the Purchaser written notice of any suspension of the use of the Registration Statement and ending at the time the Company gives each Amended Note Purchaser and the Purchaser written notice that each Amended Note Purchaser and the Purchaser may thereafter effect sales pursuant to the Registration Statement.
     11. DEFAULTS. The occurrence of any one or more of the following events shall constitute a “Default” or an “Event of Default”:
          11.1 The Company fails to pay any of the principal, interest or any other amounts payable under this Agreement or any of the Convertible Notes when and as the same becomes due and payable;
          11.2 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, Company, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Company or all or any substantial portion of the Company’s assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due;
          11.3 An involuntary petition is filed, or any proceeding or case is commenced, against the Company (unless such proceeding or case is dismissed or discharged within ninety (90) days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied for, appointed for the Company or to take possession, custody or control of any property of the Company, or an order for relief is entered against the Company in any of the foregoing; or
          11.4 Any representation or warranty made by the Company under this Agreement shall have been false or misleading in any material respect when made or deemed made.

     12. REMEDIES.
          12.1 Upon the occurrence and during the continuance of an Event of Default hereunder, the Amended Note Purchasers and the Purchaser may, without notice or demand upon the Company, do any or all of the following:
               (a) Declare all unpaid principal and accrued interest owing under the Convertible Notes held by the Amended Note Purchaser or the Purchaser, and, in the case of an Event of Default pursuant to Section 11.2 or 11.3 above, automatically, to be immediately due, payable and collectible by the Amended Note Purchaser or the Purchaser pursuant to applicable law;
               (b) Declare any and all unpaid principal and accrued interest due under the Convertible Notes held by the Amended Note Purchaser or the Purchaser to thereafter bear interest at the maximum rate set forth in Section 2.4 hereof;
               (c) Terminate any and all of such Amended Note Purchaser’s or such Purchaser’s obligations to purchase any additional New Note hereunder; and
               (d) Exercise any and all rights and remedies it may have under this Agreement, under the Convertible Notes held by any Amended Note Purchaser or the Purchaser or under applicable law.
          12.2 All of the foregoing rights and remedies shall be cumulative and not exclusive. The failure to exercise all or any rights, remedies, powers or privileges hereunder, under the Convertible Notes or under applicable law, in any instance shall not constitute a waiver thereof in that or any other instance.
     13. WAIVERS, AMENDMENTS AND OTHER PROVISIONS.
          13.1 Entire Agreement; Amendments; Invalidity. This Agreement and the Convertible Notes constitute the entire agreement and understanding of the parties, and supercedes and replaces in their entirety any prior discussions or agreements, all of which are merged herein and therein. None of the terms of this Agreement or any Convertible Note may be amended or otherwise modified except by an instrument executed by the Company and each Amended Note Purchaser and the Purchaser. If any term of this Agreement or any Convertible Notes shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement and the Convertible Notes shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.
          13.2 Expenses. The Company agrees to and shall pay to the Amended Note Purchasers or the Purchaser on demand, any and all expenses, including, without limitation, reasonable attorney’s fees and disbursements, incurred or paid by the Amended Note Purchasers or the Purchaser in connection with the collection on or enforcement of amounts outstanding hereunder, for protecting, preserving or enforcing the Amended Note Purchaser’s or the Purchaser’s rights or remedies (including fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Company).
          13.3 Nonliability of the Amended Note Purchasers and the Purchaser; Several Obligation. The relationship between the Company, on the one hand, and the Amended Note Purchasers and the Purchaser, on the other hand, shall be solely that of Company and the Amended Note Purchasers and the Purchaser. The Amended Note Purchasers and the Purchaser shall have no fiduciary responsibilities to the Company as holders of Convertible Notes.
          13.4 Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE CONVERTIBLE NOTES ARE INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS (AND NOT THE LAWS OF CONFLICT) OF THE COMMONWEALTH OF MASSACHUSETTS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE COMMONWEALTH OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE CONVERTIBLE NOTES AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AMENDED NOTE PURCHASERS AND THE PURCHASER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY AGAINST ANY AMENDED NOTE PURCHASER, THE PURCHASER OR ANY AFFILIATE OF ANY AMENDED NOTE PURCHASER OR THE PURCHASER UNDER OR INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY CONVERTIBLE NOTE SHALL BE BROUGHT ONLY IN A COURT IN THE COMMONWEALTH OF MASSACHUSETTS.
          13.5 Waiver of Jury Trial and Certain Damages. THE COMPANY, EACH AMENDED NOTE PURCHASER AND THE PURCHASER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY CONVERTIBLE NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Purchaser nor any representative, agent or attorney of the Purchaser has represented, expressly or otherwise, that the Purchaser would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into this Agreement and the New

Note, the Purchaser are relying upon, among other things, the foregoing waivers and certifications.
          13.6 Successors and Assigns. This Agreement and the other Loan Documents and all obligations of the Company hereunder and thereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Amended Note Purchasers and Purchaser hereunder, inure to the benefit of the Amended Note Purchasers and Purchaser, any future holder of this Agreement or any other Loan Document and their respective successors and assigns, provided, however, the Company may not transfer or assign its rights or obligations hereunder or thereunder without the express written consent of each Amended Note Purchaser and the Purchaser, and any purported transfer or assignment by the Company without the approval of each Amended Note Purchaser and the Purchaser shall be null and void. Each Amended Note Purchaser and the Purchaser may assign, transfer, participate or endorse its rights under this Agreement or any of the other Loan Documents without the consent or approval of the Company, and all such rights shall inure to the Amended Note Purchasers’ and the Purchasers’ successors and assigns; provided, that such transferee agrees in writing to be bound by all of the terms of this Agreement. No sales of participations, other sales, assignments, transfers, endorsements or other dispositions of any rights hereunder or thereunder or any portion hereof or thereof or interest herein or therein shall in any manner affect the obligations of the Company under this Agreement or the other Loan Documents. The Company agrees that in connection with any such assignment, to execute and deliver such additional documents or agreements, including, without limitation, new Convertible Notes, as may be reasonably requested.
          13.7 Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart.
          13.8 No Reliance. Each of the Amended Note Purchasers and the Purchaser hereby acknowledge (i) that Wilmer Cutler Pickering Hale and Dorr LLP has served as counsel solely to the Company in connection with entering into this Agreement and the Convertible Notes and the transactions contemplated hereby and thereby and not as counsel to any of the Amended Note Purchasers or the Purchaser, and (ii) that each Amended Note Purchaser and the Purchaser (a) has sought the advice of his own legal counsel and has not relied upon Wilmer Cutler Pickering Hale and Dorr LLP, (b) has had an opportunity to fully discuss and review the terms of this Agreement and the Convertible Notes and the transactions contemplated hereby and thereby with such Amended Note Purchaser’s and the Purchaser’s counsel, and (c) understands the contents herein and freely and voluntarily assents to all of the terms and conditions hereof and the transactions contemplated hereby.
          13.9 Independent Nature of Amended Note Purchasers’ and Purchaser’s Obligations and Rights. The obligations of each Amended Note Purchaser and the Purchaser under this Agreement are several and not joint with the obligations of any other Amended Note Purchaser or Purchaser, and no Amended Note Purchaser or Purchaser shall be responsible in any way for the performance of the obligations of any other Amended Note Purchaser or Purchaser under this Agreement. Nothing contained herein, and no action taken by any Amended Note Purchaser or the Purchaser pursuant hereto or thereto, shall be deemed to constitute the Amended Note Purchasers or the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Amended Note Purchasers and the Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Company acknowledges that the Amended Note Purchasers and the Purchaser are not acting in concert or as a group with respect to such obligations or the transactions contemplated by hereby. Each of the Amended Note Purchasers and the Purchaser confirm that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each of the Amended Note Purchasers and the Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Amended Note Purchaser to be joined as an additional party in any proceeding for such purpose.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed as an instrument under seal as of the date first set forth above.

COMPANY:		PURCHASER:

ALSERES PHARMACEUTICALS, INC.		INGALLS & SNYDER VALUE PARTNERS, L.P.

By:	/s/ Kenneth L. Rice, Jr.	Signature:	/s/ Thomas O. Boucher Jr.

Printed Name: Kenneth L. Rice, Jr.		Address:	By Thomas O. Boucher Jr. General Partner c/o Ingalls & Snyder LLC
Title: EVP & CFO			61 Broadway, NY, NY 10006

Address:	85 Main Street Hopkinton, Massachusetts 01748

AMENDED NOTE PURCHASERS:

ROBERT GIPSON

		Signature:	/s/ Robert Gipson

		Address:	c/o Ingalls & Snyder LLC 61 Broadway, NY, NY 10006

THOMAS GIPSON

		Signature:	/s/ Thomas O. Boucher Jr.

		Address:	By Thomas O. Boucher Jr. His Attorney In Fact c/o Ingalls & Snyder LLC 61 Broadway, NY, NY 10006

ARTHUR KOENIG

		Signature:	/s/ Thomas O. Boucher Jr.

		Address:	By Thomas O. Boucher Jr. His Attorney In Fact c/o Gipson Ingalls & Snyder LLC 61 Broadway, NY, NY 10006

HIGHBRIDGE INTERNATIONAL LLC
By: Highbridge Capital Management, LLC

By:	/s/ Adam J. Chill

Printed Name: Adam J. Chill

Title: Managing Director

Schedule 2.1

Purchaser Name	Commitment Percentage
Ingalls & Snyder Value Partners, L.P.,	100%

EXHIBIT A
THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNTIL A (1) REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.
CONVERTIBLE PROMISSORY NOTE

$[ ]	___, 2007
Hopkinton, Massachusetts
     FOR VALUE RECEIVED, on the Maturity Date, Alseres Pharmaceuticals, Inc., a Delaware corporation having a principal place of business at 85 Main Street, Hopkinton, Massachusetts 01748 (the “Company”), hereby unconditionally promises to pay to [Purchaser] (the “Purchaser”), or order, at [___], or such other place as Purchasers or any holder hereof may from time to time designate, the principal sum of [___] Dollars [($___)], in United States Dollars and in immediately available funds as provided in the Convertible Promissory Note Purchase Agreement of even date among the Company and the Purchasers (the “Agreement”), together with interest on the unpaid principal amount hereof from time to time outstanding at the rate and on the dates set forth in the Agreement. This Convertible Promissory Note is one of a series of Convertible Promissory Notes issued pursuant to the Agreement and each such Convertible Promissory Note shall rank pari passu in right of repayment to such other Convertible Promissory Note.
     This Convertible Promissory Note is issued pursuant to, and is entitled to the benefits of, the Agreement, as it may be amended from time to time. Reference is hereby made thereto for a statement of the terms and conditions under which this Convertible Promissory Note may be converted, prepaid or its maturity date accelerated. This Convertible Promissory Note is convertible at the election of the Purchaser pursuant to Sections 4.1 and 4.2 of the Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
     No delay or omission on the part of the Purchaser in exercising any right hereunder shall operate as a waiver of such right or of any other right of Purchaser, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Company and every endorser or guarantor of this Convertible Promissory Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of

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payment or any other indulgence, and to the addition or release of any other party or person primarily or secondarily liable.
     The terms and provisions of this Convertible Promissory Note may be excluded, modified, or amended only as set forth in the Agreement. This Convertible Promissory Note shall be binding upon the successors and assigns of the Company and inure to the benefit of Purchaser and its successors, endorsees and assigns as set forth in the Agreement. If any term or provision of this Convertible Promissory Note shall be held to be invalid or unenforceable, in whole or in part in any jurisdiction, then such invalidity or unenforceability shall only effect such term or provision, and shall not effect such term or provision in any other jurisdiction or any other term or provision of this Convertible Promissory Note.
     The Company hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Convertible Promissory Note or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations.
     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts or choice of laws) and this Convertible Promissory Note shall be deemed to be made under seal.

Alseres Pharmaceuticals, Inc.

By

Name:

Title:

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EXHIBIT B
ALSERES PHARMACEUTICALS, INC.
REGISTRATION STATEMENT QUESTIONNAIRE
In connection with the Registration Statement, please provide us with the following information regarding the Purchaser.

1.	Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Purchaser is not a natural person, please identify the natural person or persons who will have voting and investment control over the Securities owned by the Purchaser:

2.	Address of your organization:

Telephone:

Fax:

Contact Person:

Email:

3.	Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)
                     Yes                            No
If yes, please indicate the nature of any such relationship below:

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4.	Are you the beneficial or registered owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within 60 days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

Yes No
If yes, please describe the nature and amount of such ownership as of a recent date.

5.	Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6.	Do you intend to distribute the Registrable Securities in accordance with the “Plan of Distribution” section set forth in the Registration Statement?

Yes No
If yes, please describe the nature and amount of such arrangements.

7.	NASD Matters

(a)	State below whether (i) you or any associate or affiliate of yours are a member of the NASD, a controlling shareholder of an NASD member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any NASD member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any NASD member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

Yes: No:
If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

2

If you answer “no” to Question 7(a), you need not respond to Question 7(b).
(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.
Yes:                           No:
If “yes,” please identify the NASD member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

8.	Selling Stockholder Affiliations
(a) Is the Selling Stockholder a registered broker-dealer?
Yes:                           No:
(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)?
Yes:                           No:
(c) If the answer to Item (8)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):
(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?
(e) If the answer to Item (8)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

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ACKNOWLEDGEMENT
The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.
The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement. The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement, and agrees during such periods to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.
Dated:

Name

Signature

Name and Title of Signatory

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